------------------

                          UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                       -----------------

                           FORM 8-K/A

                      AMENDMENT TO FORM 8-K
                        Filed Pursuant to
               THE SECURITIES EXCHANGE ACT OF 1934

                       PARKWAY PROPERTIES, INC.
              -----------------------------------
     (Exact name of registrant as specified in its charter)


                         AMENDMENT NO. 1

      The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Form 8-K filed October 15, 1996 as set forth in the pages attached hereto:

           Item 7.  Financial Statements and Exhibits

      Pursuant to the requirements of the Securities Exchange Act of  1934,  the  registrant has duly caused this amendment  to  be
signed   on  its  behalf  by  the  undersigned,  thereunto   duly
authorized.

Date:  December 13, 1996           PARKWAY PROPERTIES, INC.

                                   By   /s/ Sarah P. Clark
                                        -----------------------
                                        Sarah P. Clark
                                        Vice President, Chief
                                        Financial Officer,
                                        Treasurer and Secretary


                           FORM 8-K/A

                    PARKWAY PROPERTIES, INC.


Item 7.   Financial Statements and Exhibits.

               (a)  Financial Statements

                     The following combined audited financial statement of the BB&T Financial Center Building for the twelve months ended December 31, 1995 are attached hereto.

                                                             Page
                                                             ----
Report of Independent Auditors                                  3
Combined Statement of Rental Revenue and
     Direct Operating Expenses                                  4
Notes to Combined Statement of Rental Revenue
     and Direct Operating Expenses                              5

               (b)  Pro Forma Consolidated Financial Statements

                       The    following   unaudited   Pro   Forma
          Consolidated Financial Statements are attached hereto.


                    PARKWAY PROPERTIES, INC.
                                                             Page
                                                             ----
Pro Forma Consolidated Financial Statements (Unaudited)         7
Pro Forma Consolidated Balance Sheet (Unaudited) -
     As of September 30, 1996                                   8
Pro Forma Consolidated Statement of Income (Unaudited) -
     For the Twelve Months Ended December 31, 1995              9
Pro Forma Consolidated Statement of Income (Unaudited) -
     For the Nine Months Ended September 30, 1996              10
Notes to Pro Forma Consolidated Financial
     Statements (Unaudited)                                    11

                 Report of Independent Auditors

The Board of Directors
Parkway Properties, Inc.

We have audited the accompanying statement of rental revenue and direct operating expenses of BB&T Financial Center for the year ended December 31, 1995. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of rental revenue and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amount and disclosures in the statement. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K/A of Parkway Properties, Inc. as described in Note 2, and is not intended to be a complete presentation of the BB&T Financial Center's revenue and expenses.

In our opinion, the statement of rental revenue and direct operating expenses referred to above presents fairly, in all material respects, the rental revenue and direct operating expenses described in Note 2 of the BB&T Financial Center for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

We have compiled the accompanying statement of rental revenue and direct operating expenses of BB&T Financial Center for the nine months ended September 30, 1996 in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. A compilation is limited to presenting in the form of the financial statement information that is the representation of management. We have not audited or reviewed the statement of rental revenue and direct operating expenses of the BB&T Financial Center for the nine months ended September 30, 1996 and, accordingly, do not express an opinion or any other form of assurance on them.

Jackson, Mississippi                    /s/ Ernst & Young LLP
December 9, 1996


                      BB&T Financial Center

                   Statement of Rental Revenue
                  and Direct Operating Expenses


                               Year ended       Nine months ended
                            December 31, 1995   September 30, 1996
                           -----------------    ------------------
                                                    (unaudited)

Rental revenue:
 Minimum rents (Note 1)....... $2,737,375         $2,097,937
 Reimbursed charges...........  1,237,289            954,722
Other income..................     24,259             19,343
                               ----------         ----------
                                3,998,923          3,072,002
                               ----------         ----------

Direct operating expenses
 (Note 2):
  Utilities...................    307,846            254,333
  Real estate taxes...........    282,710            212,033
  Management fees (Note 3)....    104,602             91,796
  Janitorial services
   and supplies...............    167,890            127,015
  Maintenance services
   and supplies...............    259,422            137,815
  Security services...........     75,377             53,776
  Insurance...................     27,256             22,309
  Legal and professional
   fees.......................     16,118              1,469
  Administrative and
   miscellaneous expenses.....    136,811            154,101
                               ----------         ----------
                                1,378,032          1,054,647
                               ----------         ----------
Excess of rental revenue over
 direct operating expenses.... $2,620,891         $2,017,355
                               ==========         ==========

                     See accompanying notes.


                      BB&T Financial Center

              Notes to Statement of Rental Revenue
                  and Direct Operating Expenses


1.  Organization and Significant Accounting Policies

Description of Property

Parkway Carolina, Inc. a wholly-owned subsidiary of Parkway Properties, Inc. (the "Company"), acquired the BB&T Financial Center (the "Building") effective September 30, 1996 from an unrelated party. The Building is a 19-story Class A office building located in Winston-Salem, North Carolina with approximately 239,000 (unaudited) square feet of leasable area.

Rental Income

Minimum rents from leases are accounted for ratably over the term of each lease. Tenant reimbursements are recognized as income as the applicable services are rendered or expenses incurred.

The future minimum rents and scheduled reimbursed charges on non-cancelable operating leases at December 31, 1995 are as follows:

                        Year            Amount
                   --------------------------------
                        1996         $ 3,975,000
                        1997           3,910,000
                        1998           3,996,000
                        1999           3,926,000
                        2000           3,842,000
                      Thereafter      28,795,000
                                     -----------
                                     $48,444,000
                                     ===========

Two  tenants, whose leases expire June 30, 2005 and December  31,
2012, accounted for approximately 75% of 1995 rental revenue.



                      BB&T Financial Center

              Notes to Statement of Rental Revenue
            and Direct Operating Expenses (continued)


2.  Basis of Accounting

The accompanying statement of rental revenue and direct operating expenses is presented on the accrual basis. The statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain expenses not comparable to the proposed future operations of the Building such as depreciation and mortgage interest expense. Management is not aware of any material factors relating to the Building that would cause the reported financial information not to be necessarily indicative of future operating results.

3.  Management Fees

Management fees of 3% of revenues received from the operations of the Building were paid to an unrelated management company.


                    PARKWAY PROPERTIES, INC.
           Pro Forma Consolidated Financial Statements
                           (Unaudited)

The following unaudited pro forma consolidated balance sheet as of September 30, 1996 and pro forma consolidated statements of income of Parkway Properties, Inc. ("Parkway") as of December 31, 1995 and September 30, 1996 give effect to the September 30, 1996 purchase of the BB&T Financial Center. The pro forma consolidated financial statements have been prepared by management of Parkway based upon the historical financial statements of Parkway and the adjustments and assumptions in the accompanying notes to the pro forma consolidated financial statements.

The pro forma consolidated balance sheet sets forth the effect of Parkway's purchase of the BB&T Financial Center on its purchase date of September 30, 1996. No pro forma adjustments were needed due to the September 30th purchase date.

The pro forma consolidated statements of income set forth the effects of Parkway's purchase of the BB&T Financial Center, Falls Pointe and Roswell North Buildings and the Cherokee Business Center, the 8381 and 8391 Courthouse Road Buildings as well as the July 31, 1995 purchase of Mtel Centre', the October 2, 1995 purchase of the IBM Building, the December 19, 1995 purchase of the Waterstone Building and the April 15, 1996 purchase of the 400 North Belt and Woodbranch Buildings as if these transactions had been consummated on January 1, 1995. The pro forma consolidated statements of income also set forth the effect of the May 31, 1996 sale of 157 mortgage loans and the placement of non-recourse mortgage debt on recently acquired properties as if the transactions occurred January 1, 1995.

These  pro  forma consolidated financial statements  may  not  be indicative of the results that actually would have occurred if the purchases, sale and/or financings had been in effect on the dates indicated or which may be obtained in the future. The pro forma consolidated financial statements should be read in conjunction with the financial statements and notes of Parkway included in its annual report on Form 1O-KSB for the period ended December 31, 1995.


           PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
              PRO FORMA CONSOLIDATED BALANCE SHEET
                       SEPTEMBER 30, 1996
                           (Unaudited)


                               Parkway     Pro Forma(2)  Parkway
                               Historical  Adjustments  Pro Forma
                               ----------  -----------  ---------
                                          (In thousands)
 Assets
 Real estate related investments
   Office buildings.............$129,507    $      -    $129,507
   Accumulated depreciation.....  (8,671)          -      (8,671)
                                --------    --------    --------
                                 120,836           -     120,836
   Real estate held for sale
     Land.......................   8,206           -       8,206
     Operating properties.......   3,928           -       3,928
   Mortgage loans...............   6,173           -       6,173
   Real estate securities.......     507           -         507
   Real estate partnerships and
     corporate joint venture....     312           -         312
                                --------    --------    --------
                                 139,962           -     139,962
 Interest and rents receivable
   and other assets.............   3,865           -       3,865
 Cash and cash equivalents......     134           -         134
                                --------    --------    --------
                                $143,961    $      -    $143,961
                                ========    ========    ========

 Liabilities
 Notes payable to banks.........$  6,836    $      -    $  6,836
 Mortgage notes payable without
   recourse.....................  53,452           -      53,452
 Mortgage notes payable on wrap
   mortgages....................   4,470           -       4,470
 Accounts payable and other
   liabilities..................   5,999           -       5,999
                                --------    --------    --------
                                  70,757           -      70,757
                                --------    --------    --------
 Shareholders' Equity
 Preferred stock, $.001 par
   value, 576,000 shares
   authorized, 576,000 shares
   issued in 1996...............       1                       1
 Common stock, $.001 par value,
   69,424,000 shares authorized,
   3,636,421 shares issued......       3           -           3
 Additional paid-in capital.....  51,924           -      51,924
 Retained earnings..............  21,061           -      21,061
                                --------    --------    --------
                                  72,989           -      72,989
 Unrealized gain on securities..     215           -         215
                                --------    --------    --------
                                  73,204           -      73,204
                                --------    --------    --------
                                $143,961    $      -    $143,961
                                ========    ========    ========


           PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
           PRO FORMA CONSOLIDATED STATEMENT OF INCOME
              FOR THE TWELVE MONTHS ENDED 12/31/95
                           (Unaudited)

                                  Parkway    Pro Forma  Parkway
                                 Historical Adjustments Pro Forma
                                 ---------- ----------- ---------
                             (In  thousands,  except  per  share data)
Revenues
Income from real estate
  properties.......................$ 8,941    $16,149 (a)$25,090
Interest on mortgage loans.........  1,421       (896)(e)    525
Management company income..........  1,041          -      1,041
Equity in earnings
  Real estate companies............    135          -        135
  Real estate partnerships and
    corporate joint venture........    116          -        116
Interest on investments............    167          -        167
Dividend income....................    601          -        601
Deferred gains and other income....    345          -        345
Gain on real estate
  and mortgage loans...............  6,552          -      6,552
Gain on securities.................  4,314          -      4,314
                                   -------    -------    -------
                                    23,633     15,253     38,886
                                   -------    -------    -------
Expenses
Real estate owned
  Operating expense................  4,876      7,508 (a) 12,384
  Interest expense.................  2,230      2,240 (c)  4,470
  Depreciation and amortization....  1,331      1,922 (a)  3,253
  Minority interest................   (100)         -       (100)
Interest expense
  Notes payable to banks...........    156        391 (e)    547
  Notes payable on wrap mortgages..    135          -        135
Management company expenses........    804          -        804
Other expenses.....................  2,299          -      2,299
                                   -------    -------    -------
                                    11,731     12,061     23,792
                                   -------    -------    -------
Income before taxes................ 11,902      3,192     15,094
Income tax provision...............     82          - (4)     82
                                   -------    -------    -------
Net income.........................$11,820    $ 3,192    $15,012
                                   =======    =======    =======
Net income per share...............$  4.24               $  3.82
                                   =======               =======
Weighted average shares
  outstanding......................  2,787                 3,927
                                   =======               =======


           PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
           PRO FORMA CONSOLIDATED STATEMENT OF INCOME
               FOR THE NINE MONTHS ENDED 9/30/96
                           (Unaudited)

                                  Parkway    Pro Forma   Parkway
                                 Historical Adjustments Pro Forma
                                 ---------- ----------- ---------
                             (In  thousands,  except  per  share data)
Revenues
Income from real estate
  properties...................... $13,559   $ 6,186 (b) $19,745
Management company income.........     537         -         537
Interest on mortgage loans........   1,435      (438)(f)     997
Equity in earnings:
  Real estate partnerships and
    corporate joint venture.......     121         -         121
Gain on securities................     304         -         304
Interest on investments...........     471         -         471
Deferred gains and other income...      91         -          91
Dividend income...................     118         -         118
Gain on real estate and mortgage
  loans...........................   5,863         -       5,863
                                   -------   -------     -------
                                    22,499     5,748      28,247
                                   -------   -------     -------
Expenses
Real estate owned:
  Operating expense...............   6,570     2,525 (b)   9,095
  Interest expense................   2,390       608 (d)   2,998
  Depreciation and amortization...   1,591       797 (b)   2,388
  Minority interest...............     (12)        -         (12)
Interest expense:
  Notes payable to banks..........      95       315 (f)     410
  Notes payable on wrap mortgages.     340         -         340
Management company expenses.......     483         -         483
Other expenses....................   2,198         -       2,198
                                   -------   -------     -------
                                    13,655     4,245      17,900
                                   -------   -------     -------
Income before taxes...............   8,844     1,503      10,347
Income tax provision..............      23         - (4)      23
                                   -------   -------     -------
Net income........................ $ 8,821   $ 1,503     $10,324
                                   =======   =======     =======
Net income per share.............. $  2.54               $  2.48
                                   =======               =======
Weighted average shares
  outstanding                        3,474                 4,169
                                   =======               =======


                    PARKWAY PROPERTIES, INC.
      Notes to Pro Forma Consolidated Financial Statements
                           (Unaudited)


1. On September 30, 1996, Parkway Carolina, Inc., a wholly-owned subsidiary of Parkway Properties, Inc. ("Parkway" or the "Company") purchased the BB&T Financial Center for $24,500,000 from an unrelated party. This building consists f approximately 239,000 net rentable square feet.

2.   No  pro  forma  adjustments were needed to the  Consolidated
     Balance  Sheet as of September 30, 1996 due to the September
     30, 1996 purchase date.

3. The pro forma adjustments to the Consolidated Statements of Income for the twelve months ended December 31, 1995 and the nine months ended September 30, 1996 include the September 30, 1996 purchase of the BB&T Financial Center, August 9, 1996 purchase of the Falls Pointe and Roswell North Buildings, the July 31, 1995 purchase of Mtel Centre', the October 2, 1995 purchase of the IBM Building, the December 19, 1995 purchase of the Waterstone Building and the April 15, 1996 purchase of the 400 North Belt and Woodbranch Buildings. In addition, the adjustments include the July 9, 1996 purchase of the Cherokee Business Center and the 8381 and 8391 Courthouse Road Buildings, the May 31, 1996 sale of 157 mortgage loans and the placement of non-recourse mortgage financing on certain recent property acquisitions. These pro forma adjustments are detailed below by property for the twelve months ended December 31, 1995 and nine months ended September 30, 1996.

     The   effect  on  income  and  expenses  from  real   estate
     properties due to the above purchases are as follows:

     (a) For the twelve months ended December 31, 1995:

                         Revenue              Expenses
                       -----------   ---------------------------
                       Income From         Real Estate Owned
                       Real Estate    Operating     Depreciation
                       Properties      Expense        Expense
                       -----------   ------------   ------------
     Mtel Centre'      $ 2,420,000    $ 1,442,000    $   177,000
     IBM Building          959,000        449,000        102,000
     Waterstone          1,183,000        499,000        181,000
     400 North Belt
       & Woodbranch      3,470,000      1,970,000        347,000
     Cherokee &
       Courthouse
       Road Bldgs.       1,848,000        841,000        249,000
     Falls Pointe &
       Roswell North     2,270,000        929,000        315,000
     BB&T Financial
       Center            3,999,000      1,378,000        551,000
                       -----------    -----------    -----------
                       $16,149,000    $ 7,508,000    $ 1,922,000
                       ===========    ===========    ===========

     (b) For the nine months ended September 30, 1996:

                         Revenue              Expenses
                       -----------   ---------------------------
                       Income From         Real Estate Owned
                       Real Estate    Operating     Depreciation
                       Properties      Expense        Expense
                       -----------   ------------   ------------
     400 North Belt
      & Woodbranch     $ 1,036,000    $   551,000    $   102,000
     Cherokee &
       Courthouse
       Road Bldgs.         917,000        480,000        124,000
     Falls Pointe &
       Roswell North     1,161,000        439,000        158,000
     BB&T Financial
       Center            3,072,000      1,055,000        413,000
                       -----------    -----------    -----------
                       $ 6,186,000    $ 2,525,000    $   797,000
                       ===========    ===========    ===========

     Depreciation is provided by the straight-line method over the estimated useful lives of the buildings (40 years).

     Pro forma interest expense on real estate owned reflects the non-recourse  debt  placed on the buildings  at  the  actual amounts  and rates by property as if placed January 1,  1995 is as follows:

     Property/Placement               Twelve Months  Nine Months
         Date/Rate           Debt      12/31/95 (c)  9/30/96 (d)
     ------------------  -----------  -------------  -----------
     Mtel Centre
       12/95 7.75%       $11,000,000   $   595,000   $        -

     IBM Building
       2/96 7.78%          4,800,000       370,000       41,000

     Waterstone
       6/96 8.00%          5,620,000       450,000      185,000

     400 North Belt &
       Woodbranch
       7/96 8.25%         10,000,000       825,000      382,000
                                        ----------   ----------
                                        $2,240,000   $  608,000
                                        ==========   ==========

     The  January  1, 1995 pro forma effect of the  sale  of  157 mortgage loans on May 31, 1996 is as follows:

                                     Twelve Months    Nine Months
                                      12/31/95 (e)    9/30/96 (f)
                                     -------------    -----------
     Interest Income:
          Mortgage loans              $ (896,000)     $ (438,000)

     The  pro  forma effect of the purchase of the BB&T Financial
     Center on interest expense on notes payable to banks is as follows:

     Interest Expense:
          Notes payable to banks      $  547,000      $  410,000

4. No additional income tax expenses were provided because of the Company's net operating loss carryover.

5. All per share information for the twelve months ended December 31, 1995 has been restated to reflect a 3 for 2 common stock split effected as a dividend of one share for every two shares outstanding on April 30, 1996 as well as the June 14,1996 private placement of 1,140,000 shares as if both transactions had occurred January 1, 1995.